 Exhibit 10.35

SECURITY AGREEMENT

        THIS SECURITY AGREEMENT (the “Security Agreement”) is made and entered into this 18th day of February, 2000, by and between VISMED, INC., D/B/A DICON, a California corporation (the “Debtor”), and PARADIGM MEDICAL INDUSTRIES, INC., a Delaware corporation (the “Secured Party”).

1. Security Interest. Subject to the terms and provisions of this Security Agreement, the Debtor grants to the Secured Party a security interest (the "Security Interest") in the following collateral (the "Collateral"):

All of the Debtor’s right, title and interest in and to the proceeds received from the exercise of options by optionholders of the Debtor under the Debtor’s 1994 Stock Option Plan and all of the Debtor’s right, title and interest in and to all inventory, chattel paper, accounts, equipment, and general tangibles, whether owned nor or acquired later, including all accessions, additions, replacements, and substitutions relating thereto, subject to the security interest of Rancho Santa Fe National Bank in the Collateral pursuant to the Commercial Security Agreement dated May 27, 1999 (the “Commercial Security Agreement”),between Dicon and Rancho Santa Fe National Bank.

2. Obligation. This Security Agreement and the Security Interest granted hereby secure payment by the Debtor of its obligations (the “Obligation”) under that certain promissory note, of even date herewith, payable to the Secured Party in the principal amount of Seven Hundred Fifty Thousand Dollars ($750,000) (the “Note”).

3. Debtor's Warranties and Covenants. The Debtor hereby represents and warrants as follows:

1. Financing Statements. No financing statement or other security agreement other than those in favor of Rancho Santa Fe National Bank or the Secured Party covering the Collateral or any proceeds thereof exists or is on file in any public office.

2. Ownership of Collateral. The Debtor is the absolute owner of the Collateral and has the right to pledge, sell, assign or transfer the same, subject to terms of the Commercial Security Agreement. The Debtor shall defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein adverse to the Secured Party.

3. No Material Adverse Change. There has been no material adverse change in the business, business prospects or financial condition of the Debtor which has not been fully disclosed to Secured Party.

4. Maintenance. The Debtor shall keep the Collateral free from liens and other security interests and shall not create or suffer to exist any lien or security interest in the Collateral except for the Security Interest hereby granted and the security interest of Rancho Santa Fe National Bank. The Debtor shall immediately pay all costs necessary (including reasonable attorney's fees) to obtain, preserve, defend and enforce the Security Interest, collect the Note, and preserve, defend and collect the Collateral.

5. Use of Proceeds. The proceeds of the Note shall be used solely for loans to be made available by the Debtor to its directors, officers and employees. The Debtor shall provide written evidence satisfactory to Secured Party, in its sole discretion, of such use of the proceeds to the Secured Party on or before 5:00 p.m., Friday, March 18, 2000.

4. Rights and Powers of Secured Party. The Secured Party may, in its discretion, upon the occurrence of an event of default under this Security Agreement, including, without limitation, any breach of any covenant or warranty hereunder or any event of default under the Note (an “Event of Default”):

1. Require the Debtor to give title, possession or control of the Collateral to the Secured Party, subject to the security interest of Rancho Santa Fe National Bank in the Collateral pursuant to the Commercial Security Agreement.

2. Sell the Collateral and use cash proceeds of sale or other funds generated by the Collateral to reduce any part of the Obligation;

3. Take any action the Secured Party is permitted to take under this Security Agreement to preserve and enforce this Security Agreement, and maintain and preserve the Collateral, all without notice to the Debtor; and

4. Add costs incurred in connection with each of the forgoing to the Obligation (but the Secured Party is under no duty to take any such action).

5. Remedies of Secured Party Upon Default. When an Event of Default occurs, and at any time thereafter, the Secured Party may declare the Obligation secured hereby immediately due and payable and may proceed to enforce payment of the same and to exercise any and all of the rights and remedies provided by the Uniform Commercial Code (the “Code”), as well as all other rights and remedies processed by the Secured Party under this Security Agreement or otherwise.

6. General. In addition to the foregoing, the parties to this Security Agreement also agree as follows:

1. Waiver. No delay on the part of the Secured Party in exercising any power or right shall operate as a waiver hereof or thereof; nor shall nay single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. No waiver by the Secured Party of any right hereunder or of any default by the Debtor shall be binding upon the Secured Party, unless in writing, and no failure by the Secured Party to exercise any right hereunder or waiver of any default of the Debtor shall operate as a waiver of any other or further exercise of such right or of any further default.

2.Parties Bound. The rights of the Secured Party hereunder shall inure to the benefit of its successors and assigns and shall be assignable by the Secured Party without notice to or the consent of the Debtor. Notwithstanding any other provision of this Security Agreement or any instrument or agreement referenced herein, the Debtor may not assign this Security Agreement or any interest herein voluntarily, involuntarily, by operation of law or otherwise, without the prior written consent of the Secured Party, which consent may be withheld for nay reason whatsoever. The terms of this Security Agreement shall be binding upon, without restriction, the successors and assigns of the parties hereto. All representations, warranties and agreements of the Debtor shall bind the Debtor's successors, and assigns.

3. Definitions. Unless the context indicates otherwise, definitions in the Code apply to words and phrases in this Security Agreement; if the Code definitions conflict, Article 9 of the Code definitions apply.

4. Notice. Notice mailed postage prepaid to Debtor's most recent address as shown by notice of change on file with the Secured Party at least five (5) days prior to the related action (or if the Code elsewhere specifies a longer period, such longer period) shall be deemed reasonable.

5. Modifications. No provision hereof shall be modified or limited except by a written agreement signed by both parties to this Security Agreement.

6. Severability. The unenforceability of any provision of this Security Agreement shall not affect the unforceability or validity of any other provision hereof.

7. Financing Statement. The Debtor hereby appoints the Secured Party as the exclusive attorney-in-fact with sole authority to complete and sign one or more financing statements on behalf of the Debtor with respect to the Collateral and to file the same in the appropriate office or place.

8. Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

9. Further Assurances; Diligence. Each party agrees to execute and deliver all documents and to perform all further act as may be reasonably necessary to carry out the provisions of this Security Agreement. The parties hereto agree to use reasonable diligence and to exercise their best efforts to fulfill their respective obligations under this Security Agreement at all times that this Security Agreement is in effect.

        IN WITNESS WHEREOF, this Security Agreement is executed and delivered as of the date and year first above written.

DEBTOR:                VISMED, INC., D/B/A DICON, a California corporation

                       By: Mark R. Miehle
                           -------------
                           Mark R. Miehle

                       Its: President and Chief Executive Officer
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SECURED PARTY:         PARADIGM MEDICAL INDUSTRIES, INC., a Delaware corporation

                       By: Thomas F. Motter
                           -----------------
                           Thomas F. Motter

                       Its: President and Chief Executive Officer
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STATE OF CALIFORNIA        )
                           )ss.
COUNTY OF SAN DIEGO        )
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On the 21 day of FEBRUARY, 2000, personally appeared before me
      ----       --------
MARK R. MIEHLE, the signer of the foregoing instrument, who duly
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acknowledged to me that HE executed the same.
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                                        Richard K. Swan
                                        --------------
                                        NOTARY PUBLIC
                                        Residing at: Oceanside, CA
                                                     -------------
MY COMMISSION EXPIRES:

STATE OF UTAH              )
                           )ss.
COUNTY OF SALT LAKE        )

On the 15 day of May, 2000, personally appeared before me
       --        ---
Thomas F. Motter, the signer of the foregoing instrument, who duly
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acknowledged to me that HE executed the same.
                        --

                                        Candy Caballero
                                        ---------------
                                        NOTARY PUBLIC
                                        Residing at: Salt Lake City, UT
                                                     ------------------
MY COMMISSION EXPIRES: